SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report January 12, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                            NAPOLI ENTERPRISES, INC.
                            ------------------------
                            (A Colorado Corporation)
             (Exact name of registrant as specified in its chapter)

   Colorado                            7389                       912015608
   --------                            ----                       ---------
(State or other                  (Primary Standard              (IRS Employer
jurisdiction of                 Classification Code          Identification No.)
incorporation) Number)


                            35, Vlaicu Pircalab str.
                                    Chisinau
                               Republic of Moldova
                            ------------------------
                    (Address of principal executive offices)

                                 (386) 409-0200
                                 --------------
                         (Registrant's telephone number,
                              including area code)


                          ----------------------------
             (Former name or address, if changed since last report)

Item 8.  Change in Fiscal Year
------------------------------

On January 12, 2004, the Board of Directors, approved a change in the Company's fiscal year from February 28 to December 31. The change was effected in order to have the Company's fiscal year coincide with the fiscal year of its recently acquired subsidiary Lion GRI S.R.L. Consequently, the Company's financial information for the period commencing September 1, 2003 will be reported in the Company's Annual Report on Form 10-KSB for the ten months ended December 31, 2003.













                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.





January 14, 2004



/s/ Greg Sonic
--------------
Greg Sonic
CEO, CFO, President & Secretary
Chairman & Director